Note 7 - Commitments and Contingencies	9 Months Ended
Sep. 30, 2021
Notes to Financial Statements
Commitments and Contingencies Disclosure [Text Block]
7.	Commitments and Contingencies

There are no material legal proceedings to which the Company is a party or to which any of its properties are subject, other than routine litigation incidental to the Company's business. In the opinion of the management, the disposition of these lawsuits should not have a material impact on the consolidated results of operations, financial position and cash flows.

As of  September 30, 2021, future gross minimum revenues under non-cancellable time charter agreements total $158.7 million, $84.1 million of which is due in the period ending  September 30, 2022, $44.7 million is due in period ending  September 30, 2023, $28.1 million is due in period ending  September 30, 2024 and $1.8 million is due in period ending  December 31, 2024. In arriving at the future gross minimum revenues, the Company has deducted an estimated one off-hire day per quarter and estimated scheduled off-hires days for dry-dockings. Such off-hire estimate  may not be reflective of the actual off-hire in the future. In addition, the actual revenues could be affected by early delivery of the vessel by the charterers or any exercise of the charterers’ options to extend the terms of the charters, which however cannot be estimated and hence not reflected above.

As of  September 30, 2021, the Company had under construction two container carriers with a total contracted amount of $76.1 million. In the third quarter of 2021, the Company paid an amount of $7.6 million for the first instalment of the contract. An amount of $15.2 million is payable in the period ending  September 30, 2022 and $53.3 million is payable in the period ending  September 30, 2023. The Company will finance these commitments with bank financing and own cash.